[GRAPHIC]

SEMI-ANNUAL REPORT - 2ND QUARTER 1998

SKYLINE SPECIAL EQUITIES PORTFOLIO
----------------------------------
JUNE 30, 1998


SKYLINE SPECIAL EQUITIES PORTFOLIO
SKYLINE SMALL CAP VALUE PLUS
SKYLINE SMALL CAP CONTRARIAN



[LOGO]
SKYLINE FUNDS

LETTER FROM WILLIAM M. DUTTON, PORTFOLIO MANAGER:(1)
-------------------------------------------------------------------------------
                                                                 August 3, 1998

Dear Shareholder:

The second quarter was a disappointing one for the Fund, as it showed a decline of 5.44% for the period. For the first six months of 1998, the Fund showed a gain of 5.22% due to strong first quarter results. The Fund slightly underperformed the Russell 2000 Index in the second quarter and slightly outperformed the Index for the six-month period.

MARKET REVIEW

Perceptions about the economy changed dramatically during the second quarter, leading to some unusual results in the stock market. Following very strong economic growth in the first quarter, signs of a slowdown appeared by the end of the second quarter. Most importantly, many companies announced that earnings would not be as strong as expected. Investors reacted to the news with a "flight to quality" mentality, buying large blue chip stocks and selling small cap stocks. This response created a huge disparity in performance between large and small stocks, with the S&P 500 showing a 3.32% gain for the second quarter compared to a loss of 4.66% for the Russell 2000 Index. This type of disparity sometimes occurs when investors believe that the economy may run into trouble or that the stock market may be peaking.

Within the small cap market, sector performance was mixed, with consumer and interest rate sensitive stocks doing better than economically sensitive stocks. The consumer area remains the strongest part of the economy, with consumer confidence high and consumer spending strong. Interest rate sensitive stocks, such as financials and utilities, performed relatively well for the quarter, as interest rates declined during the second quarter. Underperforming these groups were economically sensitive stocks, which were hurt by investors' fears of a slowing economy.

PORTFOLIO REVIEW

The Fund showed a loss of 5.44% in the second quarter compared to a loss of 4.66% for the Russell 2000 Index. For the six months, the Fund showed a gain of 5.22% compared to a gain of 4.93% for the Russell 2000 Index. For both the quarter and six months, sector performance was mixed in the Fund, with consumer, health care, and financial services stocks performing relatively well, while technology, energy, and economically sensitive stocks did poorly. Individual stock selection was not as strong as usual, as the Fund had too many stocks showing significant losses. While a few of these issues had major fundamental business problems, many were knocked down unfairly, in our opinion, by a stock market that was hypersensitive to minor short term earnings problems. We believe that most of these issues will rebound over the coming months as investors see the companies perform well.




                       SEMI-ANNUAL REPORT - JUNE 30, 1998                    1

During this turbulent period, we have tried to position the Fund so that it will perform well when small cap stocks are back in vogue. We have sold stocks that have fundamental problems and replaced them with stocks that have better outlooks. We believe the Fund is invested in stocks that have good earnings prospects and attractive valuations. In our opinion, the holdings have excellent risk/reward profiles, with significant appreciation potential.

OUTLOOK

With the recent decline in small cap stocks, we believe they are positioned to show strong relative performance because they have historically low relative valuations and better opportunity for superior earnings growth. The Russell 2000 Index is trading at its all-time low level relative to the S&P 500 Index on several valuation measures. At the same time, we believe there is an opportunity for small cap companies to show superior earnings growth relative to large companies, as small companies go through the restructuring process that many large companies have already been through. While we recognize that overall stock market valuations are high, we feel that small cap stocks will deliver superior performance over the next several years.


/s/ William M. Dutton

PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------

                                   SPECIAL
                                  EQUITIES       RUSSELL 2000        S&P 500
P/E RATIO (MEDIAN)                  17.0             22.1              22.9
PRICE/BOOK                           2.12             2.68              4.49
PRICE/SALES                          0.73             1.43              1.92
--------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL          13.9%            18.8%             10.1%
    YEAR AVERAGE
--------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.        $450 million     $740 million     $50 billion
PORTFOLIO VALUE                 $534 million     $940 billion   $8,934 billion
NUMBER OF HOLDINGS                   83              2,000            500
--------------------------------------------------------------------------------
TICKER SYMBOL:                      SKSEX
CUSIP #:                          830833208
INITIAL INVESTMENT:                $1,000
SUBSEQUENT INVESTMENT:              $100




2                      SEMI-ANNUAL REPORT - JUNE 30, 1998

Top Ten Holdings(2)                                           % OF NET ASSETS
--------------------------------------------------------------------------------

FINGERHUT COMPANIES, INC.
     Catalog retailer                                              2.8%
DELPHI FINANCIAL GROUP, INC.
     Accident & health insurance                                   2.6%
WORLD COLOR PRESS, INC.
     Commercial printer                                            2.1%
IHOP CORP.
     Restaurant operator                                           2.0%
LANDSTAR SYSTEM, INC.
     Truckload carrier                                             2.0%
NEW ENGLAND BUSINESS SERVICE, INC.
     Business forms firm                                           1.9%
INTERPOOL, INC.
     Container leasing firm                                        1.8%
CITATION CORP.
     Castings manufacturer                                         1.8%
FURON COMPANY
     Polymer-based products                                        1.8%
DISCOUNT AUTO PARTS, INC.
     Auto parts stores                                             1.7%

TOP TEN HOLDINGS                                                   20.5%



                        SEMI-ANNUAL REPORT - JUNE 30, 1998                   3

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------

                                        2Q            YTD
                                       1998           1998           1yr.
SPECIAL EQUITIES                      -5.44           5.22          16.62
RUSSELL 2000                          -4.66           4.93          16.50
S&P 500                                3.32          17.75          30.30

                                               CALENDAR YEARS

                               1997       1996       1995       1994       1993
SPECIAL EQUITIES               35.4       30.4       13.8      -1.2        22.9
RUSSELL 2000                   22.4       16.5       28.4      -1.8        18.9
S&P 500                        33.4       23.3       37.5       1.3        10.0


SECTOR WEIGHTINGS (as of June 30, 1998)
--------------------------------------------------------------------------------
[CHART]

Autos & Transportation                    11.1%
Consumer Discretionary                    34.6%
Consumer Staples                           1.4%
Energy                                     4.1%
Financial Services                        12.9%
Health Care                                3.9%
Materials & Processing                    13.4%
Producer Durables                          8.7%
Technology                                 6.4%
Cash                                       3.5%


4                      SEMI-ANNUAL REPORT - JUNE 30, 1998

--------------------------------------------------------------------------------

                                                                 Since
    3 yrs.               5 yrs.              10 yrs.          Inception(3)
    25.78                18.78               19.78               18.28
    18.85                16.05               13.57               11.64
    30.34                23.13               18.56               16.34

    1992           1991          1990         1989          1988        1987(3)
    42.5           47.4          -9.3         24.0          29.7        -16.9
    18.4           46.1         -19.5         16.2          24.9        -24.3
     7.7           30.6          -3.2         31.4          16.5        -12.0

SECTOR PERFORMANCE (as of June 30, 1998)
--------------------------------------------------------------------------------

                                 2Q 1998                    YTD 1998
                            ------------------         -------------------
                            SPECIAL    RUSSELL         SPECIAL     RUSSELL
                            EQUITIES    2000           EQUITIES     2000
           HEALTH CARE       6.6%      -10.0%           27.7%       -2.2%
                      ----------------------------------------------------
 CONSUMER DISCRETIONARY      5.7        -1.2            25.4        13.6
                      ----------------------------------------------------
    FINANCIAL SERVICES       3.0        -2.4            16.3         2.6
                      ----------------------------------------------------
                 OTHER       0.0       -11.1             0.0        -2.3
                      ----------------------------------------------------
             UTILITIES       0.0        -1.3             0.0        10.7
                      ----------------------------------------------------
      CONSUMER STAPLES      -7.5        -6.1            23.3         1.7
                      ----------------------------------------------------
 AUTOS & TRANSPORTAION     -10.1        -0.6             2.2        12.6
                      ----------------------------------------------------
     PRODUCER DURABLES     -12.9        -8.5            -6.4         2.5
                      ----------------------------------------------------
MATERIALS & PROCESSING     -16.8        -6.0            -6.1         5.3
                      ----------------------------------------------------
                ENERGY     -18.8       -13.3           -21.6       -13.8
                      ----------------------------------------------------
            TECHNOLOGY     -25.4        -6.2           -29.5         7.0
                      ----------------------------------------------------

                  SEMI-ANNUAL REPORT - JUNE 30, 1998                           5

STOCK HIGHLIGHTS(2)
--------------------------------------------------------------------------------

FABRI-CENTERS OF AMERICA, INC. (FCAA)

Fabri-Centers of America (to be renamed Jo-Ann Stores, Inc. in August) is the nation's largest retailer serving the fabric and craft industry under a variety of names, most prominently Jo-Ann Fabrics and Crafts. FCAA has enjoyed strong earnings growth in recent years as an industry consolidator (successfully acquiring and integrating competitors) and by refining and improving operations internally. On April 21, FCAA completed the acquisition of a major competitor, House of Fabrics. Due to House of Fabrics' weak financial condition, FCAA was able to acquire the company at a very attractive price. As a result, once the acquisition has been fully integrated, earnings should move sharply higher. Despite the bright outlook, FCAA trades at a very modest valuation.

NEW ENGLAND BUSINESS SERVICE, INC. (NEB)

New England Business Service is a direct marketer of imprinted products, primarily custom business forms, to small (less than 20 employees) businesses. NEB's growth is being driven by its ability to leverage, through acquisitions and new product development, its strong printing and fulfillment capabilities, along with its extensive mailing list of small business customers. NEB's recent turnaround has been led by Chairman and CEO Robert Murray, previously head of The Gillette Company's North Atlantic Group. At 17x current earnings, NEB is an inexpensive stock, especially when its very conservative accounting practices (which tend to understate earnings) are taken into account.


NOTES TO PERFORMANCE

(1) The performance for the one, three, five, and ten years ended June 30, 1998, and for the period April 23, 1987 (inception) through June 30, 1998, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

      The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and Fund characteristics are compiled by Frank Russell Company.

      Special Equities Portfolio closed to new investors on January 30, 1997.

(2) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

(3)   Return is calculated from the Fund's inception on April 23, 1987.

      This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

      There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

      Distributor: Funds Distributor Inc.


     6                 SEMI-ANNUAL REPORT - JUNE 30, 1998

                       THIS PAGE LEFT BLANK INTENTIONALLY.






                           SEMI-ANNUAL REPORT -- JUNE 30, 1998                7

PORTFOLIO HOLDINGS as of June 30, 1998 (unaudited)
-------------------------------------------------------------------------------

                                             Company                          Number                 Market
                                           Description                       Of Shares                Value
                                        ----------------------------         ---------          --------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 11.1%
     AUTO RELATED - 4.0%
Aftermarket Technology Corp.(a)         Auto drive train products             292,900           $    5,491,875
Delco Remy International, Inc.(a)       Starters & alternators                387,400                4,987,775
Excel Industries, Inc.                  OEM auto parts supplier               164,200                2,350,112
Intermet Corp.                          Metal castings                        462,000                8,373,750
                                                                                                --------------
                                                                                                    21,203,512
     OTHER TRANSPORTATION - 4.4%
Interpool, Inc.                         Container leasing firm                675,000                9,745,313
Kitty Hawk, Inc.(a)                     Air freight services                  335,100                5,696,700
Monaco Coach Corp.                      RV producer                           240,900                7,046,325
Trailer Bridge, Inc.(a)                 Marine transportation                 316,800                1,267,200
                                                                                                --------------
                                                                                                    23,755,538
     TRUCKING - 2.7%
Landstar System, Inc.(a)                Truckload carrier                     300,000               10,481,250
U.S. Xpress Enterprises, Inc.(a)        Specialty truckload carrier           239,500                4,011,625
                                                                                                --------------
                                                                                                    14,492,875
                                                                                                --------------

     TOTAL AUTOS & TRANSPORTATION                                                                   59,451,925

CONSUMER DISCRETIONARY - 34.6%
     APPAREL/TEXTILES - 2.1%
Gerber Childrenswear, Inc.(a)           Markets infant/toddler appar.         254,400                3,927,300
Kellwood Co.                            Apparel manufacturer                  202,900                7,253,675
                                                                                                --------------
                                                                                                    11,180,975
     COMMERCIAL SERVICES - 4.8%
Borg-Warner Security Corp.(a)           Security services                     387,400                8,764,925
New England Business
     Service, Inc.                      Business forms firm                   307,400                9,913,650
Standard Register Co. (The)             Business forms                        189,900                6,717,712
                                                                                                --------------
                                                                                                    25,396,287
     CONSUMER PRODUCTS/SERVICES - 5.8%
Gibson Greetings, Inc.(a)               Greeting cards                        258,400                6,460,000
Harman Int'l Industries, Inc.           Audio equipment producer              132,900                5,116,650
Libbey Inc.                             Glass tableware producer              208,900                8,003,481
Maxwell Shoe Co. Inc.(a)                Footwear company                      280,200                5,568,975
Oneida Ltd.                             Tableware/flatware                    193,300                5,919,812
                                                                                                --------------
                                                                                                    31,068,918
     PRINTING/PUBLISHING - 3.7%
Banta Corp.(a)                          Printing company                      171,300               5,288,888
Cadmus Communications
     Corp.(a)                           Commercial printer                    144,000                3,492,000
World Color Press, Inc.(a)              Commercial printer                    315,300               11,035,500
                                                                                                --------------
                                                                                                    19,816,388


8                              SEMI-ANNUAL REPORT - JUNE 30, 1998



--------------------------------------------------------------------------------------------------------------
                                             Company                          Number                 Market
                                           Description                       Of Shares                Value
                                        ----------------------------         ---------          --------------
     RESTAURANTS - 4.0%
IHOP Corp.(a)                           Restaurant operator                   261,300           $   10,811,288
O'Charley's Inc.                        Casual dining                         353,850                5,307,750
Ryan's Family Steak
     Houses, Inc.(a)                    Casual dining                         528,600                5,418,150
                                                                                                --------------
                                                                                                    21,537,188
     RETAIL - 14.2%
Charming Shoppes, Inc.(a)               Women's apparel                     1,103,500                5,241,625
Discount Auto Parts, Inc.(a)            Auto parts stores                     355,600                9,245,600
Fabri-Centers of America, Inc.(a)       Fabric/craft stores                   232,500                6,364,687
Fingerhut Companies, Inc.               Catalog retailer                      452,100               14,919,300
Finlay Enterprises, Inc.(a)             Leased jewelry departments            230,100                5,551,162
Heilig-Meyers Co.(a)                    Furniture store operator              522,300                6,430,819
MarineMax, Inc.(a)                      Recreational boats                    308,400                3,816,450
Musicland Stores Corp.(a)               Entertainment products                561,900                7,866,600
Tractor Supply Co.(a)                   Farm-related products                 334,400                8,318,200
Zale Corp.(a)                           Jewelry retailer                      253,200                8,054,925
                                                                                                --------------
                                                                                                    75,809,368
                                                                                                --------------

     TOTAL CONSUMER DISCRETIONARY                                                                  184,809,124

CONSUMER STAPLES - 1.4%
     CONSUMER STAPLES - 1.4%
International Multifoods Corp.          Foodservice distribution              275,600                7,579,000

ENERGY - 4.1%
     EXPLORATION & PRODUCTION - 2.3%
Comstock Resources, Inc.(a)             Oil & gas producer                    540,200                4,017,737
Miller Exploration Co.(a)               Oil & gas producer                    473,400                3,668,850
Swift Energy Co.(a)                     Oil & gas producer                    298,190                4,752,403
                                                                                                --------------
                                                                                                    12,438,990
     OTHER ENERGY - 1.8%
MarkWest Hydrocarbon, Inc.(a)           Natural gas processing                283,300                4,320,325
Willbros Group Inc.(a)                  Engineering/construction              342,300                5,348,438
                                                                                                --------------
                                                                                                     9,668,763
                                                                                                --------------

     TOTAL ENERGY                                                                                   22,107,753

FINANCIAL SERVICES - 12.9%
     INSURANCE - 12.9%
American Heritage Life
     Investment                         Life insurance                        351,700                8,133,062
Blanch (E.W.) Holdings, Inc.            Reinsurance brokerage                 208,200                7,651,350
Chartwell Re Corporation                P & C reinsurance                     167,300                4,924,894
Delphi Financial Group, Inc.            Accident & health insurance           245,458               13,822,354


                     SEMI-ANNUAL REPORT - JUNE 30, 1998                      9

PORTFOLIO HOLDINGS as of June 30, 1998 (continued)
--------------------------------------------------------------------------------------------------------------
                                             Company                          Number                 Market
                                           Description                       Of Shares                Value
                                        ----------------------------         ---------          --------------
Financial Security Assurance
     Holdings                           Municipal bond insurance              149,300           $    8,771,375
Fremont General Corp.                   Workers' comp. insurance              148,800                8,063,100
Highlands Insurance
     Group, Inc.(a)                     P&C insurance                         282,300                5,222,550
Horace Mann Educators Corp.             P&C insurance                         160,600                5,540,700
SCPIE Holdings Inc.                     Medical malpractice ins.              193,700                6,561,587
                                                                                                --------------

     TOTAL FINANCIAL SERVICES                                                                       68,690,972

HEALTH CARE - 3.9%
     HEALTH CARE SERVICES - 1.7%
Trigon Healthcare, Inc.(a)              Health maintenance organ.             246,600                8,923,838

     MEDICAL EQUIPMENT/PRODUCTS - 2.2%
Acuson Corp.(a)                         Ultrasound imaging sys.               332,500                6,047,344
Marquette Medical
     Systems, Inc.(a)                   Monitoring equipment                  229,400                5,885,544
                                                                                                --------------
                                                                                                    11,932,888
                                                                                                --------------

     TOTAL HEALTH CARE                                                                              20,856,726

MATERIALS & PROCESSING - 13.4%
     BUILDING/CONSTRUCTION PRODUCTS - 4.4%
Ameron International Corp.(a)           Concrete pipe/coatings                104,400                6,035,625
Chicago Bridge & Iron Co.               Maker of steel tanks                  460,100                7,131,550
Dayton Superior Corp.(a)                Concrete accessories                  286,900                5,164,200
Nortek, Inc.(a)                         Building products                     170,100                5,230,575
                                                                                                --------------
                                                                                                    23,561,950
     INDUSTRIAL PRODUCTS - 2.6%
Furon Company                           Polymer-based products                516,900                9,368,812
Lydall, Inc.(a)                         Specialty filtration products         307,000                4,470,688
                                                                                                --------------
                                                                                                    13,839,500
     METAL FABRICATIONS - 1.8%
Citation Corp.(a)                       Castings manufacturer                 482,500                9,650,000

     PACKAGING/PAPER - 2.8%
Albany International Corp.              Paper machine clothing                247,632                5,927,691
BWAY Corp.(a)                           Metal cans/containers                 268,000                5,762,000
FiberMark, Inc.(a)                      Fiber-based materials                 195,100                3,121,600
                                                                                                --------------
                                                                                                    14,811,291
     SPECIALTY CHEMICALS - 0.8%
Fuller Company (H.B.)(a)                Adhesives and coatings                 72,900                4,041,394



10                           SEMI-ANNUAL REPORT - JUNE 30, 1998


--------------------------------------------------------------------------------------------------------------
                                             Company                          Number                 Market
                                           Description                       Of Shares                Value
                                        ----------------------------         ---------          --------------
     STEEL/IRON - 1.0%

Birmingham Steel Corp.                  Steel mini-mill                       453,400           $    5,610,825
                                                                                                --------------
     TOTAL MATERIALS & PROCESSING                                                                   71,514,960

PRODUCER DURABLES - 8.7%
     ELECTRICAL EQUIPMENT/PRODUCTS - 1.5%
MagneTek, Inc.(a)                       Integrated electrical prods.          497,900                7,841,925

     MACHINERY - 3.5%
Applied Industrial
     Technologies                       Industrial prods. distributor         300,150                6,171,834
Brown & Sharpe Mfg. Co.(a)              Metrology instruments                 293,000                3,516,000
DT Industries, Inc.                     Packaging equipment                   237,100                5,749,675
SunSource Inc.                          Conglomerate                          163,200                3,549,600
                                                                                                --------------
                                                                                                    18,987,109
     OTHER PRODUCER DURABLES - 3.7%
EG&G, Inc.                              Conglomerate                          240,900                7,227,000
LSI Industries Inc.                     Lighting/graphics products            242,000                4,840,000
Tokheim Corp.(a)                        Gas station pumps/eqpt                362,800                7,437,400
                                                                                                --------------
                                                                                                    19,504,400
                                                                                                --------------

     TOTAL PRODUCER DURABLES                                                                        46,333,434

TECHNOLOGY - 6.4%
     ELECTRONIC COMPONENTS - 2.7%
Artesyn Technologies, Inc.(a)           Power supplies                        329,400                5,270,400
Dallas Semiconductor Corp.              Electronic components                 153,300                4,752,300
Hadco Corp.(a)                          Printed circuit boards                 82,000                1,911,625
Microsemi Corp.(a)                      Semiconductor producer                258,100                2,387,425
                                                                                                --------------
                                                                                                    14,321,750
     OTHER TECHNOLOGY - 3.7%
BancTec Inc.(a)                         Financial software/eqpt.              267,700                6,190,562
GENICOM Corp.(a)                        Computer support services             265,300                1,227,013
Imation Corp.(a)                        Data storage products                 342,300               5,669,344
PSC Inc.(a)                             Bar coding equipment                  326,700                2,960,719
Richardson Electronics, Ltd.(a)         Distributes electronic comps.         284,200                3,836,700
                                                                                                --------------
                                                                                                    19,884,338
                                                                                                --------------

     TOTAL TECHNOLOGY                                                                               34,206,088
                                                                                                --------------

TOTAL COMMON STOCKS - 96.5%
(Cost $450,061,199)                                                                                515,549,982


                          SEMI-ANNUAL REPORT - JUNE 30, 1998                11

-------------------------------------------------------------------------------

                                                                           Market
                                                                           Value
                                                                       --------------
MONEY MARKET INSTRUMENTS(b)
Yield 5.25 to 5.27%
     due August 1998 to February 1999
     American Family Financial Services                                $      670,932
     General Mills, Inc.                                                      524,080
     Johnson Controls, Inc.                                                 5,782,278
     Pitney Bowes Credit Corp.                                              5,423,000
     Sara Lee Corp.                                                        10,000,000
                                                                       --------------

TOTAL MONEY MARKET INSTRUMENTS - 4.2%
(Cost: $22,400,290)                                                        22,400,290
                                                                       --------------

TOTAL INVESTMENTS - 100.7%
(Cost $472,461,489)                                                       537,950,272


OTHER LIABILITIES LESS ASSETS - (0.7%)                                    (3,600,031)
                                                                       --------------

NET ASSETS - 100.0%                                                    $  534,350,241
                                                                       --------------
                                                                       --------------

(a)  Non-income producing security.

(b) Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on June 30, 1998.

Based on cost of investments for federal income tax purposes of $472,461,489 on June 30, 1998, net unrealized appreciation was $65,488,783, consisting of gross unrealized appreciation of $92,378,980 and gross unrealized depreciation of $26,890,197.

See accompanying notes to financial statements.


12                      SEMI-ANNUAL REPORT - JUNE 30, 1998

STATEMENT OF ASSETS & LIABILITIES as of June 30, 1998 (unaudited)
-------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $472,461,489)                                            $  537,950,272
Receivable for:
     Securities sold                                                 $ 2,617,809
     Dividends and interest                                              225,118
     Shares sold                                                         323,417           3,166,344
                                                                     -----------       -------------
Total assets                                                                             541,116,616

LIABILITIES & NET ASSETS
Payable for:
     Securities purchased                                            $ 4,396,411
     Shares redeemed                                                   1,729,780
     Comprehensive management fee                                        640,184           6,766,375
                                                                     -----------       -------------

Net assets applicable to shares outstanding                                            $ 534,350,241
                                                                                       -------------
                                                                                       -------------

Shares outstanding--no par value
     (unlimited number of shares authorized)                                              23,446,890
                                                                                       -------------
                                                                                       -------------

PRICING OF SHARES
Net asset value, offering price and
     redemption price per share                                                        $       22.79
                                                                                       -------------
                                                                                       -------------


ANALYSIS OF NET ASSETS
Paid-in capital                                                                        $ 432,914,901
Undistributed net realized gain on
     sales of investments                                                                 37,125,970
Unrealized appreciation of investments                                                    65,488,783
Accumulated net investment loss                                                           (1,179,413)
                                                                                       -------------
Net assets applicable to shares outstanding                                            $ 534,350,241
                                                                                       -------------
                                                                                       -------------

See accompanying notes to financial statements.



                        SEMI-ANNUAL REPORT - JUNE 30, 1998                  13

STATEMENT OF OPERATIONS Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

Investment income
     Dividends                                                   $   1,372,829
     Interest                                                        1,262,916
                                                                 -------------
Total investment income                                              2,635,745

Expenses:
     Comprehensive management fee                                    3,804,139
     Fees to unaffiliated trustees                                      11,019
                                                                 -------------
Total expenses                                                       3,815,158
                                                                 -------------

Net investment loss                                                 (1,179,413)

Net realized and unrealized gain on investments:
     Net realized gain on sales of investments                      34,497,516
     Net change in unrealized appreciation                          (8,518,944)
                                                                 -------------
Net realized and unrealized gain on investments                     25,978,572
                                                                 -------------
Net increase in net assets resulting from operations             $  24,799,159
                                                                 -------------
                                                                 -------------

See accompanying notes to financial statements.




14                       SEMI-ANNUAL REPORT - JUNE 30, 1998

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                      Six Months
                                                    Ended 6/30/98         Year Ended
                                                     (Unaudited)            12/31/97
                                                  ---------------     ---------------
From operations:
     Net investment loss                          $    (1,179,413)    $    (1,451,263)
     Net realized gain on sales of
        investments                                    34,497,516          54,539,741
     Net change in unrealized appreciation             (8,518,944)         45,751,321
                                                  ---------------     ---------------

Net increase in net assets resulting
     from operations                                   24,799,159          98,839,799

Distributions to shareholders from
     net realized gains                                        --         (54,133,704)

From share transactions:
     Proceeds from shares sold                         83,386,039         210,895,971
     Reinvestment of capital gain
        distributions                                          --          52,981,301
     Payments for shares redeemed                     (40,904,647)        (60,994,053)
                                                  ---------------     ---------------

Net increase in net assets resulting
     from share transactions                           42,481,392         202,883,219
                                                  ---------------     ---------------

Total increase in net assets                           67,280,551         247,589,314

Net assets at beginning of period                     467,069,690         219,480,376
                                                  ---------------     ---------------

Net assets at end of period                       $   534,350,241     $   467,069,690
                                                  ---------------     ---------------
                                                  ---------------     ---------------


See accompanying notes to financial statements.



                     SEMI-ANNUAL REPORT - JUNE 30, 1998                    15

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                         Six Months        Year          Year         Year         Year
                                         Ended 6/30/98     Ended         Ended        Ended        Ended
                                         (unaudited)     12/31/97      12/31/96     12/31/95     12/31/94
                                         -----------------------------------------------------------------
Net asset value at
  beginning of period                    $    21.66     $   18.16     $   16.79     $  15.64     $  17.83
                                         ----------     ---------     ---------     --------     ---------
Income from Investment
  Operations
     Net investment loss                      (0.04)        (0.07)        (0.04)       (0.06)       (0.08)
     Net realized and unrealized
        gain (loss) on investments             1.17          6.46          5.02         2.21        (0.18)
                                         ----------     ---------     ---------     --------     ---------

        Total from investment
           operations                          1.13          6.39          4.98         2.15        (0.26)
                                         ----------     ---------     ---------     --------     ---------

Less distributions from net
  realized gains on investments                  --         (2.89)        (3.61)       (1.00)       (1.93)
                                         ----------     ---------     ---------     --------     ---------

Net asset value at end of period         $    22.79     $   21.66     $   18.16     $  16.79     $  15.64
                                         ----------     ---------     ---------     --------     ---------
                                         ----------     ---------     ---------     --------     ---------


Total Return                                  5.22%(a)     35.43%        30.37%       13.83%       (1.15%)

Ratios/Supplemental Data
     Ratio of expenses to average
        net assets                            1.46%(b)      1.48%         1.51%        1.51%        1.49%
     Ratio of net investment
        loss to average net
        assets                               (0.45%)(b)    (0.41%)       (0.32%)     (0.35%)      (0.49%)
     Portfolio turnover rate                    60%(b)        62%          130%          71%          82%
     Net assets, end of period
        (in thousands)                     $534,350      $467,070      $219,480     $174,899     $202,771
                                         ----------     ---------     ---------     --------     ---------
                                         ----------     ---------     ---------     --------     ---------


Average commission rate paid on stock transactions for the six months ended June 30, 1998 was $0.0524 per share. Average commission rates paid on stock transactions for the years ended December 31, 1997 and December 31, 1996 were $0.0601 and $0.0636 per share, respectively.

Effective August 31, 1995, the Fund's Investment Adviser changed from Mesirow Asset Management, Inc., to Skyline Asset Management, L.P.

Note: Total return does not reflect the effect of any sales charges which may have been previously charged.

(a) For the six months ended June 30, 1998.
(b) Ratios have been determined on an annualized basis.

See accompanying notes to financial statements.



16                       SEMI-ANNUAL REPORT - JUNE 30, 1998

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Skyline Funds is an open-ended, diversified investment management company which consists of Special Equities Portfolio, Small Cap Value Plus, and Small Cap Contrarian. The Funds commenced public offering of their shares as follows:
Special Equities Portfolio on April 23, 1987, Small Cap Value Plus (formerly Special Equities II) on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Special Equities Portfolio ("Fund"). Skyline Special Equities Portfolio closed to new investors on January 30, 1997.

                                        1
                         SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by a pricing service. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

- FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

- FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

- EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Skyline Funds' expenses, such as trustees' fees, are allocated among the three Skyline Funds.



                         SEMI-ANNUAL REPORT - JUNE 30, 1998                 17

--------------------------------------------------------------------------------

                                        2
                          TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the six months ended June 30, 1998 was $3,804,139.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the six months ended June 30, 1998, the Fund paid fees of $11,019 to its unaffiliated trustees.


                                        3
                               SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:

                                           Six Months Ended      Year ended
                                               6/30/98            12/31/97
                                           --------------------------------
     Shares sold                               3,665,890          9,851,723
     Shares issued
        for reinvestment of dividends                 --          2,483,873
                                           -------------        -----------
                                               3,665,890         12,335,596
     Less shares redeemed                     (1,786,101)        (2,855,781)
                                           -------------        -----------
     Net increase in shares outstanding        1,879,789          9,479,815
                                           -------------        -----------
                                           -------------        -----------

                                        4
                             INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the six months ended June 30, 1998, are as follows:

     Cost of purchases                     $ 195,489,548
     Proceeds from sales                     147,573,332

18                       SEMI-ANNUAL REPORT - JUNE 30, 1998

REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.




                      SEMI-ANNUAL REPORT - JUNE 30, 1998                    19

                       THIS PAGE LEFT BLANK INTENTIONALLY.







20                      SEMI-ANNUAL REPORT - JUNE 30, 1998

FOR 24-HOUR AUTOMATED ACCESS TO YOUR ACCOUNT INFORMATION CALL:  1.800.828.2SKY
                                                               (1.800.828.2759)
TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE DURING
NORMAL BUSINESS HOURS CALL: 1.800.828.2SKY AND PRESS 0 WHEN PROMPTED.


                                     [LOGO]
                                  SKYLINE FUNDS

                             311 South Wacker Drive
                                   Suite 4500
                             Chicago, Illinois 60606

SEMI-ANNUAL REPORT - 2ND QUARTER 1998


SKYLINE SMALL CAP
   VALUE PLUS
----------------------
         JUNE 30, 1998


SKYLINE SPECIAL EQUITIES PORTFOLIO
SKYLINE SMALL CAP VALUE PLUS
SKYLINE SMALL CAP CONTRARIAN

[LOGO]

SKYLINE FUNDS

LETTER FROM KENNETH S. KAILIN, PORTFOLIO MANAGER:(1)
--------------------------------------------------------------------------------
                                                             August 3, 1998

Dear Shareholder:

While the overall stock market returns in the first half of 1998 were solid on an absolute and relative basis, generating positive returns in the second quarter proved elusive. Specifically, the Fund fell 5.91% in the second quarter but returned a healthy 6.12% for the first six months of 1998. In the second quarter, the Fund underperformed the Russell 2000 Index, our small stock benchmark. However, the Fund has outperformed the benchmark for the six-month, one-year, three-year, and five-year periods.

MARKET REVIEW

As measured by the Russell 2000 Index and the S&P 500 Index, small company stocks underperformed large company stocks in the second quarter. In fact, while the Russell 2000 dropped 4.66% in the quarter, the S&P 500 rose 3.32%, almost an 8% difference in only a three-month period. The most widely cited factor was a preference for large and perceived "safe" companies. Investors, it appears, were influenced by the potential impact Asia's severe economic troubles could have on U.S. businesses. While the U.S. economy is likely to slow, many of these Asian-related fears seem excessive.

Clearly, small stocks were out of favor in the second quarter, with every major Russell 2000 sector declining in the quarter. According to Morningstar, Inc., small cap value managers underperformed small cap growth managers modestly in the second quarter. Consumer stocks were relatively strong performers for many growth managers, as unemployment was low and consumer confidence was high. Value managers, however, were hurt by holdings in cyclical firms. Energy stocks were once again hit hard in the quarter and did not help either growth or value managers of small stocks. On a relative basis, interest rate sensitive groups like financials and utilities held up reasonably well.

PORTFOLIO REVIEW

The Fund's performance was disappointing in the second quarter. Small company stocks in general corrected sharply during this period, and the Fund's stock selection was substandard mainly due to deteriorating corporate fundamentals.

The largest sectors of the Fund in the second quarter consisted of consumer and financial stocks. Together, these broad areas represented nearly half of the Fund's holdings. Consumer discretionary stocks in the Fund, while modestly underperforming the corresponding benchmark sector, held up relatively well this quarter. Healthy consumer demand drove strong positive returns in the quarter for several stocks in the consumer discretionary sector. Examples are: Fingerhut Companies, Inc.; Kellwood Company; Claire's Stores, Inc.; Zale Corp.; and Tommy Hilfiger Corp. These returns were offset by disappointing business trends in other consumer-related areas such as staffing services, where demand slowed unexpectedly.



                      SEMI-ANNUAL REPORT - JUNE 30, 1998                     1

Financial stocks in the Fund seemed to be hurt by profit taking and our exposure to the out of favor real estate industry. Fundamentals for the vast majority of the Fund's financial holdings continue to be quite strong, and over time, the stock prices should follow the underlying business trends.

The worst performing sector for the Fund was technology. This sector is an area we had recently found attractive for long term appreciation. Unfortunately, near term demand for technology products has been sluggish and selling prices have been falling. Valuations, however, are very compelling and we are confident technology demand will improve with time.

Another weak area for the Fund in the quarter was producer durables. Several weak stock selections, combined with fears of a slowing U.S. economy, led to negative overall group returns. Many of the weak stock selections resulted from profit disappointments due to sluggish demand trends, while other selections fell simply on concerns of a possible slowdown in earnings growth in the future. The U.S. economy does appear to be slowing, however, it is still expected to show healthy growth in the near future. Our cyclical holdings reflect a fund of inexpensive stocks with nice growth prospects.

Overall, the combination of weakening business conditions in some holdings and profit taking in others led to poor stock returns in many areas.

OUTLOOK

The impact of economic woes in Asia, a strong dollar, and the prolonged effects of the now settled General Motors strike in the U.S. should slow down the U.S. economy. More companies will find it harder to meet many investors' lofty profit expectations in a slowing economy. However, low unemployment, high consumer confidence, and low interest rates should create reasonably good business conditions for future profit growth.

Large company stocks continue to sell at extraordinarily high valuation levels, while Asian and foreign currency exposure will likely pressure both future product demand and profit margins. Small company stocks continue to underperform large company stocks despite more attractive valuation levels and better profit growth potential. We believe, at some point in time, investors will return aggressively to small stock investing, however, a catalyst is needed to change current investor psychology. As each day passes, we believe we come closer to a better period for small stock investing.

The recent correction in small company stocks has created a number of very interesting investment opportunities. Minor disappointments in profit growth and liquidity-driven selling pressures have pushed a large number of small company stocks down by huge percentages. This situation has created even more value in small company stocks. The Fund should be well-situated for a sustained turnaround in small company stocks due to its focus on a broad range of companies with attractive near term profit growth potential and compelling valuation.


/s/ Kenneth S. Kailin


2                      SEMI-ANNUAL REPORT - JUNE 30, 1998

PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------

                           SMALL CAP
                           VALUE PLUS   RUSSELL 2000
P/E RATIO (MEDIAN)            17.4           22.1
PRICE/BOOK                    2.32           2.68
PRICE/SALES                   0.95           1.43
--------------------------------------------------------------------------------

EPS GROWTH CURRENT FISCAL    13.2%          18.8%
    YEAR AVERAGE
--------------------------------------------------------------------------------

MARKET CAP $ WGHTD. MED.  $970 million  $740 million
PORTFOLIO VALUE           $164 million  $940 billion
NUMBER OF HOLDINGS            52           2,000
--------------------------------------------------------------------------------

TICKER SYMBOL:              SPEQX
CUSIP #:                  830833406
INITIAL INVESTMENT:        $1,000
SUBSEQUENT INVESTMENT:      $100

TOP TEN HOLDINGS(2)                               % OF NET ASSETS
--------------------------------------------------------------------------------
FINGERHUT COMPANIES, INC.
     Catalog retailer                                    3.1%
ENHANCE FINANCIAL SERVICES GROUP
     Specialty reinsurance                               3.0%
UNITED STATIONERS INC.
     Office products distributor                         3.0%
GENERAL CABLE CORP.
     Wire & cable producer                               2.9%
PENTAIR, INC.
     Diversified manufacturer                            2.8%
INTEGRATED HEALTH SERVICES, INC.
     Sub-acute health care services                      2.7%
MARQUETTE MEDICAL SYSTEMS, INC.
     Monitoring equipment                                2.6%
FIRST BRANDS CORP.
     Consumer products                                   2.6%
HCC INSURANCE HOLDINGS, INC.
     Property & casualty insurance                       2.5%
TRIGON HEALTHCARE, INC.
     Health maintenance organization                     2.5%

TOP TEN HOLDINGS                                        27.7%



                    SEMI-ANNUAL REPORT - JUNE 30, 1998                       3

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------

                            2Q       YTD
                           1998      1998     1 yr.    3 yrs     5 yrs.
SMALL CAP VALUE PLUS      -5.91      6.12     17.49    24.25     17.21

RUSSELL 2000              -4.66      4.93     16.50    18.85     16.05


SECTOR WEIGHTINGS (as of June 30, 1998)
--------------------------------------------------------------------------------
[CHART]

Autos & Transportation                     2.8%
Consumer Discretionary                    20.3%
Consumer Staples                           4.1%
Energy                                     3.2%
Financial Services                        24.1%
Health Care                               11.9%
Materials & Processing                     5.2%
Producer Durables                         13.7%
Technology                                11.2%
Cash                                       3.5%


4                      SEMI-ANNUAL REPORT - JUNE 30, 1998

--------------------------------------------------------------------------------

                                       Calendar Years
     Since          --------------------------------------------------------
  Inception(3)      1997        1996        1995        1994         1993(3)
     15.98          26.2        26.6        21.0        -1.5         10.1

     15.22          22.4        16.5        28.4        -1.8         13.8

SECTOR PERFORMANCE (as of June 30, 1998)
--------------------------------------------------------------------------------

                                    2Q 1998                  YTD 1998
                            --------------------       ---------------------
                             SMALL CAP   RUSSELL        SMALL CAP    RUSSELL
                            VALUE PLUS    2000         VALUE PLUS     2000
AUTOS & TRANSPORTATION      13.8%        -0.6%         20.8%          12.6%
                      ------------------------------------------------------
MATERIALS & PROCESSING       6.0         -6.0          18.0            5.3
                      ------------------------------------------------------
                OTHER        0.0        -11.1           0.0           -2.3
                      ------------------------------------------------------
            UTILITIES        0.0         -1.3           0.0           10.7
                      ------------------------------------------------------
          HEALTH CARE       -2.2        -10.0          15.2           -2.2
                      ------------------------------------------------------
CONSUMER DISCRETIONARY      -2.8         -1.2          14.6           13.6
                      ------------------------------------------------------
   FINANCIAL SERVICES       -6.1         -2.4           4.4            2.6
                      ------------------------------------------------------
     CONSUMER STAPLES       -6.8         -6.1          -0.7            1.7
                      ------------------------------------------------------
               ENERGY       -7.8        -13.3         -10.5          -13.8
                      ------------------------------------------------------
    PRODUCER DURABLES      -10.5         -8.5           3.5            2.5
                      ------------------------------------------------------
           TECHNOLOGY      -17.5         -6.2          -6.4            7.0
                      ------------------------------------------------------

                      SEMI-ANNUAL REPORT - JUNE 30, 1998                     5

STOCK HIGHLIGHTS(2)
--------------------------------------------------------------------------------

COVENANT TRANSPORT, INC. (CVTI)

CVTI is a specialized trucking company that focuses on just-in-time full truckload service. CVTI uses team drivers (two drivers per truck) to provide transcontinental service with the ability to deliver goods within a 15 minute predetermined time window. CVTI provides this time critical delivery service at a cost 20% less than that of air freight. In addition, there are few competitors of significance. The advantages of focusing on this kind of service are higher rates, greater equipment utilization, better pay for drivers, and higher returns. CVTI was formed in 1986 with 25 trucks and today operates over 2,200 trucks. Earnings are growing quickly, and the stock trades at a relatively low valuation level.

ENHANCE FINANCIAL SERVICES GROUP (EFS)

EFS is a rapidly growing specialty insurer. EFS provides specialty insurance and reinsurance products that focus on credit related risks. Because of the focus on unique niche markets, the vast majority of EFS' insurance products will experience no losses from claims. EFS continues to leverage its highly specialized knowledge into several non-insurance business areas. The expansion into these newer markets is a key driver of future growth. Management expects to generate very strong profit growth, and the stock is very reasonably valued.


NOTES TO PERFORMANCE

(1) The performance for the one, three, and five years ended June 30, 1998, and for the period February 9, 1993 (inception) through June 30, 1998, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

      The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. All indexes and Fund characteristics are compiled by Frank Russell Company.

      Morningstar, Inc. is a highly regarded independent research firm that compiles performance data on mutual funds.

(2) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

(3)   Return is calculated from the Fund's inception on February 9, 1993.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.

6                      SEMI-ANNUAL REPORT - JUNE 30, 1998

                       THIS PAGE LEFT BLANK INTENTIONALLY.




                       SEMI-ANNUAL REPORT - JUNE 30, 1998                    7

PORTFOLIO HOLDINGS as of June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

                                             Company                     Number             Market
                                           Description                  of Shares            Value
                                        ------------------------      -----------      -------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 2.8%
     AUTO RELATED - 1.3%
Dura Automotive
     Systems, Inc.(a)                   OEM auto parts producer           68,300       $   2,194,137

     TRUCKING - 1.5%
Covenant Transport, Inc.(a)             Specialty truckload carrier      122,300           2,384,850
                                                                                       -------------
     TOTAL AUTOS & TRANSPORTATION                                                          4,578,987

CONSUMER DISCRETIONARY - 20.3%
     APPAREL/TEXTILES - 2.2%
Gildan Activewear Inc.(a)               Apparel maker                    215,700           1,402,050
Kellwood Co.                            Apparel manufacturer              59,600           2,130,700
                                                                                       -------------
                                                                                           3,532,750

     COMMERCIAL SERVICES - 5.3%
Alternative Resources Corp.(a)          Technical staffing               215,200           2,663,100
CDI Corp.(a)                            Temporary personnel               44,300           1,185,025
United Stationers Inc.(a)               Office products distributor       75,500           4,888,625
                                                                                       -------------
                                                                                           8,736,750

     CONSUMER PRODUCTS/SERVICES - 2.5%
Harman Int'l Industries, Inc.           Audio equipment                   39,400           1,516,900
Libbey Inc.                             Glass tableware                   68,900           2,639,731
                                                                                       -------------
                                                                                           4,156,631

     PRINTING/PUBLISHING - 2.1%
World Color Press, Inc.(a)              Commercial printer               100,400           3,514,000

     RETAIL - 8.2%
Brylane Inc.(a)                         Specialty apparel catalogs        43,300           1,991,800
Claire's Stores, Inc.                   Fashion accessories stores       166,700           3,417,350
Fingerhut Companies, Inc.               Catalog retailer                 154,700           5,105,100
Zale Corp.(a)                           Jewelry retailer                  90,500           2,879,031
                                                                                       -------------
                                                                                          13,393,281
                                                                                       -------------

     TOTAL CONSUMER DISCRETIONARY                                                         33,333,412

CONSUMER STAPLES - 4.1%
First Brands Corp.                      Consumer products                167,000           4,279,375
International Multifoods Corp.          Foodservice distribution          91,300           2,510,750
                                                                                       -------------

     TOTAL CONSUMER STAPLES                                                                6,790,125


8                          SEMI-ANNUAL REPORT - JUNE 30, 1998

--------------------------------------------------------------------------------

                                             Company                     Number             Market
                                           Description                  of Shares            Value
                                        ------------------------      -----------      -------------
ENERGY - 3.2%
     EXPLORATION & PRODUCTION - 3.2%
Newfield Exploration Co.(a)             Oil & gas producer               136,100       $   3,385,487
Swift Energy Co.(a)                     Oil & gas producer               120,100           1,914,094
                                                                                       -------------

     TOTAL ENERGY                                                                          5,299,581

FINANCIAL SERVICES - 24.1%
     BANKS/THRIFTS - 2.4%
Peoples Heritage Financial
     Group                              Maine-based thrift               165,400           3,907,575

     INSURANCE - 14.7%
American Heritage Life
     Investment                         Life insurance                   112,200           2,594,625
CMAC Investment Corp.                   Mortgage insurance                63,000           3,874,500
Enhance Financial
     Services Grp Inc.                  Specialty reinsurance            145,600           4,914,000
Fremont General Corp.                   Workers' comp. insurance          66,900           3,625,144
HCC Insurance Holdings, Inc.            P&C insurance                    185,000           4,070,000
Highlands Insurance
     Group, Inc.(a)                     P&C insurance                     82,600           1,528,100
Horace Mann Educators Corp.             P&C insurance                    102,400           3,532,800
                                                                                       -------------
                                                                                          24,139,169
     OTHER FINANCIAL SERVICES - 1.6%
FIRSTPLUS Financial
     Group, Inc.(a)                     Consumer finance                  70,900           2,552,400

     REAL ESTATE INVESTMENT TRUSTS - 5.4%
American General
     Hospitality Corp.                  Hotel properties REIT            161,400           3,429,750
Parkway Properties, Inc.                Office buildings REIT             72,000           2,124,000
Prentiss Properties Trust               Office/industrial REIT           135,800           3,301,637
                                                                                       -------------
                                                                                           8,855,387
                                                                                       -------------

     TOTAL FINANCIAL SERVICES                                                             39,454,531

HEALTH CARE - 11.9%
     HEALTH CARE SERVICES - 5.1%
Integrated Health Services, Inc.        Sub-acute health care srvcs.     116,100           4,353,750
Trigon Healthcare, Inc.(a)              Health maintenance organ.        112,200           4,060,238
                                                                                       -------------
                                                                                           8,413,988

     MEDICAL EQUIPMENT/PRODUCTS - 6.8%
Arrow International, Inc.               Disposable catheters prod.        86,300           2,367,856
DENTSPLY International Inc.             Dental prods. manufacturer        97,200           2,430,000


                            SEMI-ANNUAL REPORT - JUNE 30, 1998               9

--------------------------------------------------------------------------------

                                             Company                     Number             Market
                                           Description                  of Shares            Value
                                        ------------------------      -----------      -------------
Marquette Medical
     Systems, Inc.(a)                   Monitoring equipment             168,300        $  4,317,946
Sola International Inc.(a)              Eyeglass lenses producer          63,000           2,059,312
                                                                                       -------------
                                                                                          11,175,114
                                                                                       -------------

     TOTAL HEALTH CARE                                                                    19,589,102

MATERIALS & PROCESSING - 5.2%
     BUILDING/CONSTRUCTION PRODUCTS - 1.1%
Hughes Supply Inc.                      Construction/indust. supplies     52,750           1,931,969

     METAL FABRICATIONS - 2.0%
Wolverine Tube, Inc.(a)                 Copper tubing products            84,400           3,207,200

     SPECIALTY CHEMICALS - 2.1%
International Specialty
     Products Inc.(a)                   Fine chemicals                   180,900           3,369,263
                                                                                       -------------

     TOTAL MATERIALS & PROCESSING                                                          8,508,432

PRODUCER DURABLES - 13.7%
     AEROSPACE RELATED - 3.2%
DeCrane Aircraft Holdings, Inc.(a)      Aerospace parts manufact.        149,600           2,599,300
TriStar Aerospace Co.(a)                Distributes aerospace prods.     175,200           2,715,600
                                                                                       -------------
                                                                                           5,314,900

     ELECTRICAL EQUIPMENT/PRODUCTS - 5.8%
Belden Inc.                             Wire & cable manufacturer         43,500           1,332,188
General Cable Corp.                     Wire & cable producer            164,450           4,748,494
MagneTek, Inc.(a)                       Integrated electrical prods.     214,600           3,379,950
                                                                                       -------------
                                                                                           9,460,632

     OTHER PRODUCER DURABLES - 4.7%
Coltec Industries Inc.(a)               Diversified manufacturer         161,400           3,207,825
Pentair, Inc.                           Diversified manufacturer         106,300           4,517,750
                                                                                       -------------
                                                                                           7,725,575
                                                                                       -------------

     TOTAL PRODUCER DURABLES                                                              22,501,107

TECHNOLOGY - 11.2%
     CONTRACT MANUFACTURING - 2.8%
DII Group, Inc. (The)(a)                Electronics manufacturing        153,800           2,624,213
International Manufacturing
     Services                           Electronics manufacturing        293,600           1,981,800
                                                                                       -------------
                                                                                           4,606,013


10                        SEMI-ANNUAL REPORT - JUNE 30, 1998

--------------------------------------------------------------------------------

                                             Company                     Number             Market
                                           Description                  of Shares            Value
                                        ------------------------      -----------      -------------
     DISTRIBUTION - 4.2%
Anixter International Inc.(a)           Networking products              193,000        $  3,679,063
CHS Electronics, Inc.(a)                Computer distributor             181,300           3,240,738
                                                                                       -------------
                                                                                           6,919,801

     ELECTRONIC COMPONENTS - 2.3%
Artesyn Technologies, Inc.(a)           Power supplies                   238,200           3,811,200

     OTHER TECHNOLOGY - 1.9%
Coherent, Inc.(a)                       Laser manufacturer               177,400           3,043,518
                                                                                       -------------

     TOTAL TECHNOLOGY                                                                     18,380,532
                                                                                       -------------


TOTAL COMMON STOCKS - 96.5%
(Cost $140,962,764)                                                                      158,435,809

MONEY MARKET INSTRUMENTS(b)
Yield 5.27%
     due August 1998 to September 1998
     Johnson Controls, Inc.                                                                3,843,226
     Pitney Bowes Credit Corp.                                                             3,882,890
                                                                                       -------------

TOTAL MONEY MARKET INSTRUMENTS - 4.7%
(Cost: $7,726,116)                                                                         7,726,116
                                                                                       -------------

TOTAL INVESTMENTS - 101.2%
(Cost $148,688,880)                                                                      166,161,925

OTHER LIABILITIES LESS ASSETS - (1.2%)                                                    (1,947,861)
                                                                                       -------------

NET ASSETS - 100%                                                                      $ 164,214,064
                                                                                       -------------
                                                                                       -------------

(a) Non-income producing security.

(b) Variable rate securities. Interest rates are reset every seven days. Rates disclosed represent rates in effect on June 30, 1998.

Based on cost of investments for federal income tax purposes of $148,688,880 on June 30, 1998, net unrealized appreciation was $17,473,045, consisting of gross unrealized appreciation of $28,443,146 and gross unrealized depreciation of $10,970,101.

See accompanying notes to financial statements.


                        SEMI-ANNUAL REPORT - JUNE 30, 1998                   11

STATEMENT OF ASSETS & LIABILITIES as of June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost:$148,688,880)                                  $  166,161,925
Receivable for:
     Securities sold                                 $    300,143
     Dividends and interest                               261,532
     Shares sold                                          140,301                 701,976
                                                     ------------
Organization costs, net of accumulated
     amortization of $18,434                                                        3,807
                                                                           --------------
Total assets                                                                  166,867,708
                                                                           --------------

LIABILITIES & NET ASSETS
Payable for:
     Securities purchased                            $  1,503,511
     Shares redeemed                                      934,949
     Comprehensive management fee                         202,168
     Trustees' fees                                         1,066
     Organization costs                                    11,950               2,653,644
                                                     ------------           -------------

Net assets applicable to shares
     outstanding                                                            $ 164,214,064
                                                                            -------------
                                                                            -------------

Shares outstanding--no par value
     (unlimited number of shares authorized)                                   12,139,886
                                                                            -------------
                                                                            -------------

PRICING OF SHARES
Net asset value, offering price, and
     redemption price per share                                             $       13.53
                                                                            -------------
                                                                            -------------


ANALYSIS OF NET ASSETS
Paid-in capital                                                             $ 132,048,589
Undistributed net realized gain on
     sales of investments                                                      15,030,357
Unrealized appreciation of investments                                         17,473,045
Accumulated net investment loss                                                  (337,927)
                                                                            -------------
Net assets applicable to shares outstanding                                 $ 164,214,064
                                                                            -------------
                                                                            -------------

See accompanying notes to financial statements.


12                      SEMI-ANNUAL REPORT - JUNE 30, 1998

STATEMENT OF OPERATIONS Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

Investment income
     Dividends                                                $      667,726
     Interest                                                        310,537
                                                              --------------
Total investment income                                              978,263


Expenses:
     Comprehensive management fee                                  1,307,089
     Fees to unaffiliated trustees                                     7,756
     Amortization of organization costs                                1,345
                                                              --------------
Total expenses                                                     1,316,190
                                                              --------------

Net investment loss                                                 (337,927)


Net realized and unrealized gain on investments:
     Net realized gain on sales of investments                    13,795,948
     Net change in unrealized appreciation                        (2,858,585)
                                                              --------------
Net realized and unrealized gain on investments                   10,937,363
                                                              --------------
Net increase in net assets resulting from operations          $   10,599,436
                                                              --------------
                                                              --------------

See accompanying notes to financial statements.


                          SEMI-ANNUAL REPORT - JUNE 30, 1998                13

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        Six Months
                                                        Ended  6/30/98        Year ended
                                                         (unaudited)           12/31/97
                                                     -----------------     ---------------
From operations:
     Net investment loss                             $      (337,927)      $     (394,072)
     Net realized gain on sales of
        investments                                       13,795,948           22,856,580
     Net change in unrealized appreciation                (2,858,585)           7,533,967
                                                     ----------------      ---------------

Net increase in net assets resulting
     from operations                                      10,599,436           29,996,475


Distributions to shareholders from:
     Net realized gains                                           --          (25,152,661)
                                                     ----------------      ---------------
Total distributions                                               --          (25,152,661)


From share transactions:
     Proceeds from shares sold                            45,525,049          124,093,499
     Reinvestments of dividends
        and capital gain distributions                            --           24,674,327
     Payments for shares redeemed                        (57,597,193)         (93,257,451)
                                                     ----------------      ---------------

Net (decrease) increase in net assets
     resulting from share transactions                   (12,072,144)          55,510,375
                                                     ----------------      ---------------

Total (decrease) increase in net assets                   (1,472,708)          60,354,189

Net assets at beginning of period                        165,686,772          105,332,583
                                                     ----------------      ---------------

Net assets at end of period                          $   164,214,064       $  165,686,772
                                                     ----------------      ---------------
                                                     ----------------      ---------------


See accompanying notes to financial statements.


14                            SEMI-ANNUAL REPORT - JUNE 30, 1998

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                         Six Months       Year        Year        Year         Year
                                       Ended 6/30/98      Ended       Ended       Ended        Ended
                                         (unaudited)    12/31/97    12/31/96    12/31/95      12/31/94
                                       ---------------------------------------------------------------
Net asset value at
     beginning of period                $   12.75    $    11.94    $   11.29  $    10.14    $    10.79
                                        ---------    ----------    ---------  ----------    ----------
Income from investment
  operations
     Net investment (loss) income           (0.03)        (0.03)       (0.02)       0.06          0.02
     Net realized and unrealized
        gain (loss) on investments           0.81          3.13         2.94        2.06         (0.19)
                                        ---------    ----------    ---------  ----------    ----------

Total from investment
  operations                                 0.78          3.10         2.92        2.12         (0.17)
                                        ---------    ----------    ---------  ----------    ----------

Less distributions from:
  Dividends from net
        investment income                      --            --        (0.01)      (0.06)        (0.02)
     Dividends from net realized
        gains on investments                   --         (2.29)       (2.26)      (0.91)        (0.46)
                                        ---------    ----------    ---------  ----------    ----------
Total distributions                            --         (2.29)       (2.27)      (0.97)        (0.48)
                                        ---------    ----------    ---------  ----------    ----------

Net asset value at end of
  period                                $   13.53     $   12.75    $   11.94  $    11.29     $   10.14
                                        ---------    ----------    ---------  ----------    ----------
                                        ---------    ----------    ---------  ----------    ----------

Total Return                                6.12%(a)     26.21%       26.60%      20.95%        (1.52%)

Ratios/Supplemental Data
     Ratio of expenses to average
        net assets                          1.51%(b)      1.51%        1.53%       1.52%         1.51%
     Ratio of net investment
        (loss) income to
        average net assets                 (0.38%)(b)    (0.30%)      (0.24%)      0.50%         0.22%
     Portfolio turnover rate                 108%(b)       104%         145%        102%           82%
     Net assets, end of period
        (in thousands)                  $ 164,214    $  165,687    $ 105,333  $   89,203    $   99,638
                                        ---------    ----------    ---------  ----------    ----------
                                        ---------    ----------    ---------  ----------    ----------

Average commission rate paid on stock transactions for the six months ended June 30, 1998 was $0.0571 per share. Average commission rates paid on stock transactions for the years ended December 31, 1997 and December 31, 1996, were $0.0601 and $0.0619 per share, respectively.

Effective August 31, 1995, the Fund's Investment Adviser changed from Mesirow Asset Management, Inc., to Skyline Asset Management, L.P.

(a) For the six months ended June 30, 1998.
(b) Ratios have been determined on an annualized basis.

See accompanying notes to financial statements.


                         SEMI-ANNUAL REPORT - JUNE 30, 1998                  15

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Skyline Funds is an open-ended, diversified investment management company which consists of Special Equities Portfolio, Small Cap Value Plus, and Small Cap Contrarian. The Funds commenced public offering of their shares as follows:
Special Equities Portfolio on April 23, 1987, Small Cap Value Plus (formerly Special Equities II) on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Small Cap Value Plus ("Fund").

                                        1
                         SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by a pricing service. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from security transactions are reported on an identified cost basis.

- FUND SHARE VALUATION - Fund shares are sold on a continuous basis and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time) each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

- FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

- EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Skyline Funds' expenses, such as trustees' fees, are allocated among the three Skyline Funds.



16                      SEMI-ANNUAL REPORT - JUNE 30, 1998

--------------------------------------------------------------------------------

                                        2
                          TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the six months ended June 30, 1998 was $1,307,089.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the six months ended June 30, 1998, fees of $7,756 were paid by the Fund to the unaffiliated trustees.

                                        3
                               SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:

                                        Six Months Ended      Year ended
                                           6/30/98              12/31/97
                                        --------------------------------
  Shares sold                              3,311,155           9,132,124
  Shares issued
      in reinvestment of dividends                --           1,959,834
                                        ------------        ------------
                                           3,311,155          11,091,958
  Less shares redeemed                    (4,169,573)         (6,913,355)
                                        ------------        ------------
  Net (decrease) increase in
      shares outstanding                    (858,418)          4,178,603
                                        ------------        ------------
                                        ------------        ------------



                          SEMI-ANNUAL REPORT - JUNE 30, 1998                 17

--------------------------------------------------------------------------------

                                        4
                             INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the six months ended June 30, 1998 are as follows:

  Cost of purchases                    $  88,472,343
  Proceeds from sales                     97,375,775

REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.








18                          SEMI-ANNUAL REPORT - JUNE 30, 1998

                        THIS PAGE LEFT BLANK INTENTIONALLY.










                       SEMI-ANNUAL REPORT - JUNE 30, 1998                    19

                        THIS PAGE LEFT BLANK INTENTIONALLY.











20                     SEMI-ANNUAL REPORT - JUNE 30, 1998

FOR 24-HOUR AUTOMATED ACCESS TO YOUR ACCOUNT INFORMATION CALL: 1.800.828.2SKY
                                                              (1.800.828.2759)
TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE DURING
NORMAL BUSINESS HOURS CALL: 1.800.828.2SKY AND PRESS 0 WHEN PROMPTED.
--------------------------------------------------------------------------------



                                     [LOGO]
                                  SKYLINE FUNDS


                             311 South Wacker Drive
                                   Suite 4500
                             Chicago, Illinois 60606

[GRAPHIC]

SEMI-ANNUAL REPORT - 2ND QUARTER 1998

SKYLINE SMALL CAP CONTRARIAN
----------------------------------
JUNE 30, 1998


SKYLINE SPECIAL EQUITIES PORTFOLIO
SKYLINE SMALL CAP VALUE PLUS
SKYLINE SMALL CAP CONTRARIAN



[LOGO]
SKYLINE FUNDS

LETTER FROM DAREN C. HEITMAN, PORTFOLIO MANAGER:(1)
--------------------------------------------------------------------------------
                                                                  August 3, 1998


Dear Shareholder:

The Fund's performance during the quarter was a bit disappointing. The Fund declined 9.09% since the first quarter, putting the NAV back to $10.00 per share at the end of June. This compares unfavorably to the Russell 2000 Index's 4.66% decline during the period and the 3.32% rise in the S&P 500 Index. Year to date, the Fund is unchanged compared to a 4.93% rise in the Russell 2000 and a 17.75% gain for the S&P 500.

Two issues seem to jump off the page from the proceeding paragraph, and I will address each. First, small caps once again significantly underperformed large cap stocks. Second, the Fund lagged its small cap benchmark.

PERFORMANCE REVIEW

The weak performance of small cap stocks made investing in this sector difficult during the second quarter. Large cap stocks as represented by the S&P 500 outperformed smaller stocks as represented by the Russell 2000 for the thirteenth time in the past 16 quarters. The explanation, however, cannot lie in faster growth by large companies. In fact, one study concluded that, in the first quarter, profits of small companies grew 10% faster than the profits of large companies, and a similar discrepancy in growth rates was predicted for the second quarter. We believe the relative performance in the second quarter can be explained by a "flight to quality" in the stock market. Some signs emerged midway through the quarter that the U.S. economy might be slowing. During periods of uncertainty, investors often move their equity investments to larger, more established companies, leaving small company stocks behind, regardless of valuation. However, this combination of extended price underperformance but better profit growth has stretched relative valuations for small cap stocks to all-time lows. If the U.S. economy cooperates by delivering continued expansion, we believe the table is set for small cap stocks to begin outperforming large cap stocks.

The explanation for the Fund's performance is an extension of our view of the market. While we had more than an acceptable number of firms pre-announcing poor earnings this quarter, the decline was broad-based and included many stocks of companies whose earnings outlooks have not materially changed. Our unscientific hypothesis is that the poor environment for small cap stocks outlined above is magnified by our contrarian style of investing. Simply put, portfolio managers are more likely to sell the stocks of companies with poor near-term earnings growth in a difficult market, creating selling pressure for most of the types of stocks we like to own. This explanation only holds up in the short term. Ultimately, the companies in the Fund must show a fundamental turnaround in their financial results or the explanation for underperformance becomes poor stock selection.


                          SEMI-ANNUAL REPORT - JUNE 30, 1998                   1

Besides the macro factors described on the previous page, the Fund's performance was hindered by our technology holdings. Despite a very tough environment for these companies in the first quarter, conditions worsened further in the second quarter with little hope for a near-term turnaround. Much of the weakness in company fundamentals can be traced to the Asian crisis and the related drop-off in demand for technology products. While the stocks we held were already very inexpensive, a handful declined significantly in price due to pre-announced shortfalls in second quarter results.

OUTLOOK

There are two keys to successful contrarian investing: 1) be right about the company's competitive position and earnings potential; and 2) be patient enough to still own the stock when the turnaround occurs. In the short term, non-fundamental factors can influence a stock price. However, the stock price does not always tell the whole story, and I am still very optimistic regarding the outlook for the companies in the Fund. In time, we believe many of the companies will deliver proof of the earnings potential we estimated when the stocks were purchased. Given their extremely low valuation, with many below book value, the stocks should perform very well with a turnaround in the companies' financial results. A better environment for small cap investing would create even more tailwind.


/s/ Darin Heitman


PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------

                              SMALL CAP
                              CONTRARIAN       RUSSELL 2000       S&P 500
--------------------------------------------------------------------------------
PRICE/BOOK                       1.19              2.68             4.49
PRICE/SALES                      0.57              1.43             1.92
P/E RATIO (MEDIAN)               32.1              22.1             22.9
--------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL        19.2%             18.8%            10.1%
    YEAR AVERAGE
--------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.      $180 million     $740 million       $50 billion
PORTFOLIO VALUE               $8 million       $940 billion     $8,934 billion
NUMBER OF HOLDINGS                42               2,000             500
--------------------------------------------------------------------------------
CUSIP #:                      830833604
INITIAL INVESTMENT:            $1,000
SUBSEQUENT INVESTMENT:          $100


2                         SEMI-ANNUAL REPORT - JUNE 30, 1998

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------

                                2Q           YTD            Since
                               1998          1998        Inception(2)
SMALL CAP CONTRARIAN          -9.09          0.00           0.00

RUSSELL 2000                  -4.66          4.93           9.03

S&P 500                        3.32         17.75          18.69



SECTOR WEIGHTINGS (AS OF JUNE 30, 1998)
--------------------------------------------------------------------------------

[CHART]


Other                          2.9%

Technology                    15.7%

Cash                           5.4%

Autos & Transportation         8.5%

Producer Durables              7.7%

Materials & Processing        11.2%

Consumer Discretionary        23.4%

Health Care                   12.3%

Energy                         4.6%

Financial Services             8.3%

                          SEMI-ANNUAL REPORT - JUNE 30, 1998                   3

SECTOR PERFORMANCE (AS OF JUNE 30, 1998)
--------------------------------------------------------------------------------


                                        2Q 1998                   YTD 1998
                              -----------------------     ----------------------
                               SMALL CAP      RUSSELL      SMALL CAP     RUSSELL
                              CONTRARIAN       2000       CONTRARIAN      2000
     CONSUMER DISCRETIONARY      4.0%          -1.2%        23.3%         13.6%
                              --------------------------------------------------
     OTHER                       1.4          -11.1          9.5          -2.3
                              --------------------------------------------------
     PRODUCER DURABLES           0.2           -8.5         14.4           2.5
                              --------------------------------------------------
     MATERIALS & PROCESSING      0.1           -6.0        -11.6           5.3
                              --------------------------------------------------
     CONSUMER STAPLES            0.0           -6.1         91.8           1.7
                              --------------------------------------------------
     UTILITIES                   0.0           -1.3          0.0          10.7
                              --------------------------------------------------
     HEALTH CARE                -3.5          -10.0         -3.4          -2.2
                              --------------------------------------------------
     FINANCIAL SERVICES        -13.1           -2.4         -2.7           2.6
                              --------------------------------------------------
     AUTOS & TRANSPORTATION    -13.6           -0.6         17.9          12.6
                              --------------------------------------------------
     ENERGY                    -16.0          -13.3        -14.6         -13.8
                              --------------------------------------------------
     TECHNOLOGY                -32.6           -6.2        -31.7           7.0
                              --------------------------------------------------


STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------

LECHTERS, INC. (LECH)

Lechters, Inc. operates two retail chains, Lechters Housewares and Famous Brands Housewares Outlet, that offer housewares and kitchen items. Famous Brands has historically carried the same merchandise as Lechters Housewares stores despite the stores' locations in outlet shopping malls. LECH's new management team is in the midst of transitioning Famous Brands' merchandise to true closeout items and other special purchases, which should result in greater revenue and profitability per store. Additionally, the Lechters Housewares chain is benefiting from a move away from high-cost, low-traffic shopping malls to strip malls and city centers. Despite the potential for each chain to improve profits dramatically, the stock is selling at 50% of book value, 85% of working capital less long-term debt, and 20% of revenue.

UNISOURCE WORLDWIDE INC. (UWW)

UWW operates two distribution businesses, one for paper products and one for maintenance supplies. UWW grew to more than $7 billion in revenue primarily through acquisitions and is now embarking on a restructuring plan to increase profitability. Plans include closing facilities, realizing purchasing leverage, and culling unprofitable accounts. If management's goals are achieved, UWW should generate earnings in excess of $2.00 per share by the end of the three-year plan. Despite UWW's leading market position in a relatively basic industry, the shares trade near book value and at a very low multiple of UWW's earnings potential.


4                         SEMI-ANNUAL REPORT - JUNE 30, 1998


Top Ten Holdings(3)                                         % OF NET ASSETS
--------------------------------------------------------------------------------
UNIT INSTRUMENTS, INC.
 Gas flow controllers                                             3.8%

ATCHISON CASTING CORP.
 Steel & iron castings                                            3.6%

QUEST DIAGNOSTICS INC.
 Diagnostic testing services                                      3.5%

AMERICAN RESIDENTIAL SERVICES
 HVAC repair services                                             3.3%

INSURANCE AUTO AUCTIONS, INC.
 Auto salvage                                                     3.2%

IMATION CORP.
 Data storage products                                            3.1%

RIGHT MANAGEMENT CONSULTANTS
 Outplacement & HR services                                       3.1%

BROWN & SHARPE MANUFACTURING
 Metrology instruments                                            3.0%

WILLBROS GROUP INC.
 Engineering/construction firm                                    3.0%

LADD FURNITURE, INC.
 Furniture manufacturer                                           2.9%

TOP TEN HOLDINGS                                                 32.5%


NOTES TO PERFORMANCE

(1) The performance for the period December 15, 1997 (inception) through June 30, 1998 is an annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and Fund characteristics are compiled by Frank Russell Company.

(2)  Return is calculated from the Fund's inception on December 15, 1997.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.


Distributor: Funds Distributor Inc.


                          SEMI-ANNUAL REPORT - JUNE 30, 1998                   5

PORTFOLIO HOLDINGS as of June 30, 1998 (unaudited)
-------------------------------------------------------------------------------

                                         Company                      Number      Market
                                       Description                   Of Shares    Value
COMMON STOCKS                      --------------------              ---------  ----------
AUTOS & TRANSPORTATION - 8.5%
  OTHER TRANSPORTATION - 6.7%
Kitty Hawk, Inc.(a)                Air freight services                3,200    $   54,400
Mesa Air Group, Inc.(a)            Regional airline                   22,000       178,750
Pittston Burlington Group          Air freight services                7,600       118,275
Trailer Bridge, Inc.(a)            Marine transportation              43,000       172,000
                                                                                ----------
                                                                                   523,425

  RAILROAD - 1.8%
RailTex, Inc.(a)                   Freight services                   10,600       140,450
                                                                                ----------

  TOTAL AUTOS & TRANSPORTATION                                                     663,875

CONSUMER DISCRETIONARY - 23.4%
  COMMERCIAL SERVICES - 10.3%
Angelica Corp.                     Textile rental services             7,700       161,700
Insurance Auto Auctions, Inc.(a)   Auto salvage                       17,600       248,600
Right Mgmt Consultants(a)          Outplacement & HR services         17,700       238,950
Unisource Worldwide, Inc.          Paper/shipping supplies            14,300       154,619
                                                                                ----------
                                                                                   803,869

  CONSUMER PRODUCTS/SERVICES - 4.6%
Drypers Corp.(a)                   Makes disposable diapers           19,900       129,350
LADD Furniture, Inc.(a)            Furniture manufacturer              7,600       228,000
                                                                                ----------
                                                                                   357,350

  RETAIL - 8.5%
Charming Shoppes, Inc.(a)          Women's apparel                    26,800       127,300
Discount Auto Parts, Inc.(a)       Auto parts stores                   4,800       124,800
Factory Card Outlet Corp.(a)       Party supply stores                 9,800        71,050
Lechters, Inc.(a)                  Housewares chain                   43,100       211,459
Tractor Supply Co.(a)              Farm-related products               4,900       121,888
                                                                                ----------
                                                                                   656,497
                                                                                ----------

  TOTAL CONSUMER DISCRETIONARY                                                   1,817,716

ENERGY - 4.6%
  EXPLORATION & PRODUCTION - 1.6%
Comstock Resources, Inc.(a)        Oil & gas producer                 16,600       123,462

  OTHER ENERGY - 3.0%
Willbros Group Inc.(a)             Engineering/construction firm      15,000       234,375
                                                                                ----------

  TOTAL ENERGY                                                                     357,837

6                         SEMI-ANNUAL REPORT - JUNE 30, 1998


------------------------------------------------------------------------------------
                                          Company               Number      Market
                                        Description            Of Shares    Value
COMMON STOCKS                      --------------------        ---------  ----------
FINANCIAL SERVICES - 8.3%
     INSURANCE - 6.5%
GAINSCO, INC.                      P&C insurance                18,400    $  120,750
Highlands Insurance
     Group, Inc.(a)                P&C insurance                10,400       192,400
Navigators Group, Inc. (The)(a)    P&C insurance                10,300       195,056
                                                                          ----------
                                                                            $508,206
     OTHER FINANCIAL SERVICES - 1.8%
Credit Acceptance Corp.(a)         Automobile finance services  16,500       140,250

     TOTAL FINANCIAL SERVICES                                               $648,456

HEALTH CARE - 12.3%
     HEALTH CARE SERVICES - 9.9%
ClinTrials Research Inc.(a)        Contract research firm       26,500       129,188
Coram Healthcare Corp.(a)          Home infusion services       84,600       163,912
Quest Diagnostics Inc.(a)          Diagnostic testing services  12,400       271,250
Trigon Healthcare, Inc.(a)         Health maintenance organ.     5,600       202,650
                                                                          ----------
                                                                             767,000
     MEDICAL EQUIPMENT/PRODUCTS - 2.4%
Allied Healthcare
     Products, Inc.(a)             Makes respiratory products   37,800       184,275
                                                                          ----------

     TOTAL HEALTH CARE                                                       951,275

MATERIALS & PROCESSING - 11.2%
     BUILDING/CONSTRUCTION PRODUCTS - 3.3%
American Residential
     Services(a)                   HVAC repair services         22,600       254,250

     INDUSTRIAL PRODUCTS - 2.4%
Global Industrial
     Technologies, Inc.(a)         Conglomerate                 13,300       191,188

     METAL FABRICATIONS - 3.6%
Atchison Casting Corp.(a)          Steel & iron castings        15,700       280,638

     STEEL/IRON - 1.9%
Birmingham Steel Corp.             Steel mini-mill              11,700       144,788
                                                                          ----------

     TOTAL MATERIALS & PROCESSING                                            870,864


                          SEMI-ANNUAL REPORT - JUNE 30, 1998                   7

-------------------------------------------------------------------------------

                                          Company               Number      Market
                                        Description            Of Shares    Value
COMMON STOCKS                      --------------------        ---------  ----------
PRODUCER DURABLES - 7.7%
     ELECTRICAL EQUIPMENT/PRODUCTS - 2.2%
Sensormatic Electronics Corp.(a)   Anti-theft devices           11,900    $  166,600

     MACHINERY - 5.5%
Binks-Sames Corp.(a)               Spray coating equipment       4,400       192,225
Brown & Sharpe Manufacturing(a)    Metrology instruments        19,600       235,200
                                                                          ----------
                                                                             427,425
                                                                          ----------

     TOTAL PRODUCER DURABLES                                                 594,025

TECHNOLOGY - 15.7%
     CONTRACT MANUFACTURING - 1.9%
Smartflex Systems, Inc.(a)         Flexible circuit assembler   20,600       142,911

     ELECTRONIC COMPONENTS - 7.1%
Komag, Inc.(a)                     Computer components          30,900       165,122
MEMC Electronic Materials, Inc.(a) Produces silicon wafers       9,400        97,525
Unit Instruments, Inc.(a)          Gas flow controllers         33,100       291,694
                                                                          ----------
                                                                             554,341

     OTHER TECHNOLOGY - 6.7%
GENICOM Corp.(a)                   Computer support services    32,200       148,925
Imation Corp.(a)                   Data storage products        14,700       243,469
PSC Inc.(a)                        Bar coding equipment         14,400       130,500
                                                                          ----------
                                                                             522,894
                                                                          ----------

     TOTAL TECHNOLOGY                                                      1,220,146

OTHER - 2.9%
SPACEHAB, Inc.(a)                  Lab & supply modules         19,300       223,156
                                                                          ----------

TOTAL COMMON STOCKS - 94.6%
(Cost $7,843,070)                                                          7,347,350


8                         SEMI-ANNUAL REPORT - JUNE 30, 1998

--------------------------------------------------------------------------------
                                                                       Market
                                                                       Value
                                                                     ----------
MONEY MARKET INSTRUMENTS(b)
Yield 5.27%
  due September 1998 to February 1999
  General Mills, Inc.                                                $  193,956
  Johnson Controls, Inc.                                                300,200
                                                                     ----------

TOTAL MONEY MARKET INSTRUMENTS - 6.4%
(Cost: $494,156)                                                        494,156
                                                                     ----------

TOTAL INVESTMENTS - 101.0%
(Cost $8,337,226)                                                     7,841,506

OTHER LIABILITIES LESS ASSETS - (1.0%)                                  (77,148)

NET ASSETS - 100.0%                                                  $7,764,358
                                                                     ----------
                                                                     ----------

(a) Non-income producing security.

(b) Variable rate securities. Interest rates are reset every seven days. Rates disclosed represent rates in effect on June 30, 1998.

Based on cost of investments for federal income tax purposes of $8,337,226 on June 30, 1998, net unrealized depreciation was ($495,720), consisting of gross unrealized appreciation of $592,439 and gross unrealized depreciation of ($1,088,159).

See accompanying notes to financial statements.


                          SEMI-ANNUAL REPORT - JUNE 30, 1998                   9

STATEMENT OF ASSETS & LIABILITIES as of June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $8,337,226)                              $7,841,506
Receivable for:
  Dividends and Interest                          $  4,980
  Shares sold                                          300
  Due from Advisor                                     233                 5,513
                                                  --------
Organization costs, net of accumulated
  amortization of $5,394                                                  41,886
                                                                      ----------
Total assets                                                           7,888,905

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                            $ 62,925
  Shares redeemed                                    4,880
  Comprehensive management fee                       9,462
  Organization costs                                47,280               124,547
                                                  --------            ----------

Net assets applicable to shares
  outstanding                                                         $7,764,358
                                                                      ----------
                                                                      ----------

Shares outstanding--no par value
  (unlimited number of shares authorized)                                776,403
                                                                      ----------
                                                                      ----------

PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                                          $    10.00
                                                                      ----------
                                                                      ----------

ANALYSIS OF NET ASSETS
Paid-in capital                                                       $7,949,399
Undistributed net realized gain on sales of
  investments                                                            346,178
Unrealized depreciation of investments                                 (495,720)
Accumulated net investment loss                                         (35,499)
                                                                      ----------
Net assets applicable to shares outstanding                           $7,764,358
                                                                      ----------
                                                                      ----------


See accompanying notes to financial statements.


10                        SEMI-ANNUAL REPORT - JUNE 30, 1998

STATEMENT OF OPERATIONS Six Months Ended June 30, 1998 (unaudited)
--------------------------------------------------------------------------------

Interest income
  Dividends                                                           $   7,692
  Interest                                                               15,032
                                                                      ---------
Total investment income                                                  22,724

Expenses:
  Comprehensive management fee                                           49,905
  Fees to unaffiliated trustees                                           6,020
  Amortization of organization costs                                      4,956
                                                                      ---------
Total expenses                                                           60,881
                                                                      ---------

Expense reimbursement by advisor                                         (2,658)

Net investment loss                                                     (35,499)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                             346,178
  Net change in unrealized appreciation                                (506,890)
                                                                      ---------
Net realized and unrealized gain on investments                        (160,712)
                                                                      ---------
Net decrease in net assets resulting from operations                  $(196,211)
                                                                      ---------
                                                                      ---------


See accompanying notes to financial statements.


                          SEMI-ANNUAL REPORT - JUNE 30, 1998                  11

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              Six Months         For the Period
                                             Ended 6/30/98         12/15/97(a) -
                                             (unaudited)            12/31/97
                                             -------------       --------------
From operations:
  Net investment loss                        $  (35,499)             $     (544)
  Net realized gain on sales of
    investments                                 346,178                      --
  Net change in unrealized appreciation        (506,890)                 11,170
                                             ----------              ----------

Net (decrease) increase in net assets
    resulting from operations                  (196,211)                 10,626

From share transactions:
  Proceeds from shares sold                   3,569,001               4,743,861
  Payments for shares redeemed                 (360,949)                 (1,970)
                                             ----------              ----------

Net increase in net assets resulting
    from share transactions                   3,208,052               4,741,891
                                             ----------              ----------

Total increase in net assets                  3,011,841               4,752,517

Net assets at beginning of period             4,752,517                      --
                                             ----------              ----------

Net assets at end of period                  $7,764,358              $4,752,517
                                             ----------              ----------
                                             ----------              ----------

(a) Commencement of operations.

See accompanying notes to financial statements.


12                        SEMI-ANNUAL REPORT - JUNE 30, 1998

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                              Six Months         For the Period
                                             Ended 6/30/98         12/15/97(a) -
                                             (unaudited)            12/31/97
                                             -------------       --------------
Net asset value at beginning of period          $ 10.00             $ 10.00
                                                -------             -------
Income from investment operations
  Net investment loss                             (0.05)               0.00
  Net realized and unrealized gain on
    investments                                    0.05                0.00
                                                -------             -------
     Total from investment operations              0.00                0.00
                                                -------             -------
Net asset value at end of period                $ 10.00             $ 10.00
                                                -------             -------
                                                -------             -------

Total Return                                      0.00%(d)             0.00%(b)

Ratios/Supplemental data
  Ratio of expenses to average net assets:
     Before expense reimbursement                 1.83%(c)             1.71%(c)
     After expense reimbursement                  1.75%(c)             1.71%(c)
  Ratio of net investment loss to average
   net assets:
     Before expense reimbursement                (1.15%)(c)           (0.29%)(c)
     After expense reimbursement                 (1.07%)(c)           (0.29%)(c)
  Portfolio turnover rate                           53%(c)                0%(c)
  Net assets, end of period (in thousands)      $ 7,764             $ 4,753
                                                -------             -------
                                                -------             -------


Average commission rate paid on stock transactions for the six months ended June 30, 1998 was $0.0507 per share. Average commission rate paid on stock transactions for the period December 15, 1997 to December 31, 1997 was $0.0514 per share.

(a) Commencement of operations.
(b) For the period December 15, 1997 to December 31, 1997.
(c) Ratios have been determined on an annualized basis.
(d) For the six months ended June 30, 1998.

See accompanying notes to financial statements.


                          SEMI-ANNUAL REPORT - JUNE 30, 1998                  13

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Skyline Funds is an open-ended, diversified investment management company which consists of Special Equities Portfolio, Small Cap Value Plus, and Small Cap Contrarian. The Funds commenced public offering of their shares as follows:
Special Equities Portfolio on April 23, 1987, Small Cap Value Plus (formerly Special Equities II) on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Small Cap Contrarian ("Fund").

                                         1
                          SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of a market valuations provided by a pricing service. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

- FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

- FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

- EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Skyline Funds' expenses, such as trustees' fees, are allocated among the three Skyline Funds.


14                        SEMI-ANNUAL REPORT - JUNE 30, 1998

--------------------------------------------------------------------------------
                                         2
                            TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the six months ended June 30, 1998 was $49,905. The Adviser has agreed to reimburse the Fund to the extent that the aggregate annual expenses of the Fund, including the advisory fee and fees to unaffiliated trustees, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of the Fund's ongoing operations, exceed 1.75% of the average daily net assets of the Fund.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the six months ended June 30, 1998, the Fund paid fees of $6,020 to its unaffiliated trustees.

In connection with the organization of the Fund, organizational costs of $47,280 were advanced to the Fund by the Adviser. This expense is being amortized on a straight line basis through December 15, 2002. The Fund will reimburse the Adviser for such expenses in equal installments without interest over 20 calendar quarters.

                                         3
                                 SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:


                                        Six Months Ended       For the Period
                                            6/30/98         12/15/97 to 12/31/97
                                        ----------------------------------------
  Shares sold                               335,160               475,238

  Less shares redeemed                      (33,795)                 (200)
                                            -------               -------
  Net increase in shares outstanding        301,365               475,038
                                            -------               -------
                                            -------               -------

                                          4
                               INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the six months ended June 30, 1998, are as follows:


  Cost of purchases                     $4,899,704
  Proceeds from sales                    1,645,461


                          SEMI-ANNUAL REPORT - JUNE 30, 1998                  15

REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.
















16                        SEMI-ANNUAL REPORT - JUNE 30, 1998

FOR 24-HOUR AUTOMATED ACCESS TO YOUR ACCOUNT INFORMATION CALL:  1.800.828.2SKY
                                                               (1.800.828.2759)
TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE DURING
NORMAL BUSINESS HOURS CALL: 1.800.828.2SKY AND PRESS 0 WHEN PROMPTED.
--------------------------------------------------------------------------------






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